Draft of January 26, 2001

================================================================================

                         THE ROBERT MONDAVI CORPORATION


                                       and


                                  R.M.E., INC.


                   FIRST SUPPLEMENT TO NOTE PURCHASE AGREEMENT


                          Dated as of January 30, 2001








         Re:     $45,000,000 7.37% Series 2001-1 Senior Notes, Tranche A
                              Due January 30, 2011

                 $10,000,000 7.27% Series 2001-1 Senior Notes, Tranche B
                              Due January 30, 2011





================================================================================

                         THE ROBERT MONDAVI CORPORATION
                             7801 St. Helena Highway
                           Oakville, California 94562


                                  R.M.E., INC.

                                                                     Dated as of
                                                                January 30, 2001

To the Purchasers Named in
Schedule A Hereto Which Are
Signatories to This Supplement

Ladies and Gentlemen:

         This First Supplement to Note Purchase Agreement (the "First Supplement") is between The Robert Mondavi Corporation, a California corporation ("RMC"), and R.M.E., Inc., a California corporation ("RME," RMC and RME each being hereinafter sometimes individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally, and the institutional investors named on Schedule A attached hereto (the "Purchasers").

         Reference is hereby made to that certain Note Purchase Agreement dated as of March 28, 2000 (the "Note Purchase Agreement") among the Obligors and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.11 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Obligors and each Additional Purchaser shall execute and deliver a Supplement.

         The Obligors, jointly and severally, hereby agree with the Purchasers as follows:

         1. The Obligors have authorized the issue and sale of (a) $45,000,000 aggregate principal amount of their 7.37% Series 2001-1 Senior Notes, Tranche A, due January 30, 2011 (the "Tranche A Notes") and (b) $10,000,000 aggregate principal amount of their 7.27% Series 2001-1 Notes, Tranche B, due January 30, 2011 (the "Tranche B Notes" and, together with the Tranche A Notes, the "Series 2001-1 Notes"). The Series 2001-1 Notes, together with the Series 2000-1 Notes initially issued pursuant to the Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the "Notes" (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Tranche A Notes and the Tranche B Notes shall be substantially in the form set out in Exhibit 1-A and Exhibit 1-B hereto, respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Obligors.

         2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Obligors agree to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Obligors, Series 2001-1 Notes in the principal amount and tranche set forth opposite such Purchaser's name on Schedule A hereto at a price of 100% of the principal amount and tranche thereof on the closing date hereafter mentioned.

         3. The sale and purchase of the Series 2001-1 Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, at 11:00 A.M. Chicago time, at a closing (the "Closing") on January 30, 2001 or on such other Business Day thereafter on or prior to January 31, 2001 as may be agreed upon by the Obligors and the Purchasers. At the Closing, the Obligors will deliver to each Purchaser the Series 2001-1 Notes of the tranche to be purchased by such Purchaser in the form of a single Series 2001-1 Note (or such greater number of Series 2001-1 Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Obligors to account number 14999-01601 at Bank of America, 345 Montgomery Street, San Francisco, California, ABA No. 121000358. If, at the Closing, the Obligors shall fail to tender such Series 2001-1 Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this First Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

         4. The obligation of each Purchaser to purchase and pay for the Series 2001-1 Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to the Closing, of each of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series 2001-1 Notes to be purchased at the Closing, and to the following additional conditions:

                  (a) Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Obligors set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and each Obligor shall have delivered to each Purchaser an Officer's Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

                  (b) Contemporaneously with the Closing, the Obligors shall sell to each Purchaser, and each Purchaser shall purchase, the Series 2001-1 Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

          5.    (a) Required Payments.

                          (i) Tranche A Notes. On January 30, 2011 the entire
                  principal amount of the Tranche A Notes shall become due and payable.

                         (ii) Tranche B Notes. On January 30, 2011 the entire
                  principal amount of the Tranche B Notes shall become due and payable.

     (b) Optional Prepayments. The Series 2001-1 Notes are subject to prepayment at the option of the Company in the manner and with the effect set forth in
Section 8.2 of the Note Purchase Agreement.

     (c) Prepayment of Notes upon an Asset Disposition. The Series 2001-1 Notes are subject to prepayment at the option of the Company in the manner and with the effect set forth in Section 8.3 of the Note Purchase Agreement.

        (d) Allocation of Partial Prepayments. In the case of each partial prepayment of the Series 2001-1 Notes pursuant to the provisions of Section 8.2 of the Note Purchase Agreement, the principal amount of the Series 2001-1 Notes to be prepaid shall be allocated among all of the Series 2001-1 Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

         (e) Make-Whole Amount for Series 2001-1 Notes. The term "Make-Whole Amount" means, with respect to any Series 2001-1 Note of either tranche, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2001-1 Note of such tranche over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Series 2001-1 Note of either tranche, the principal of such Series 2001-1 Note that is to be prepaid pursuant to Section 8.2 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Series 2001-1 Note of either tranche, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series 2001-1 Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Series 2001-1 Note of either tranche, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX-1" on the Bloomberg Financial Market Services Screen (or such other display as may replace Page PX-1 on Bloomberg Financial Market Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as
          of   such time are not  ascertainable,  the Treasury Constant Maturity
          Series Yields reported,  for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15 (519) (or any comparable
          successor   publication)   for  actively  traded  U.S.   Treasury
          securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.
          Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Series 2001-1 Note of either tranche, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series 2001-1 Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1 of the Note Purchase Agreement.

                  "Settlement Date" means, with respect to the Called Principal of any Series 2001-1 Note of either tranche, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

         6. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2001-1 Notes by such Purchaser.

     7. The Purchasers and the Obligors agree that, with respect to the Series 2001-1 Notes:

          (a) Section 10.2 of the Note Purchase Agreement shall read as follows:

                           "Section 10.2. Consolidated Adjusted Net Worth. The
                  Obligors will not at any time permit Consolidated Adjusted Net Worth to be an amount less than the sum of (a) $250,000,000 plus (b) 25% of cumulative Consolidated Net Income for each Specified Fiscal Period ending after December 31, 2000, provided that notwithstanding that Consolidated Net Income for any elapsed Specified Fiscal Period may be a deficit figure, no reduction as a result thereof shall be made in the sum to be maintained pursuant hereto."

         (b) The term "Specified Assets" set forth in Schedule B to the Note Purchase Agreement shall read as follows:

                  " `Specified Assets' means assets that are the subject of Specified Transactions to which RMC or any Restricted Subsidiary is a party, which assets are, for any purpose (including tax, state real estate, commercial law or bankruptcy purposes), treated as assets of RMC or any Restricted Subsidiary. Specified Assets shall be valued in the manner such assets are valued for tax purposes."

         8. The Obligors and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

         The execution hereof shall constitute a contract between the Obligors and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                     THE ROBERT MONDAVI CORPORATION


                                     By  _______________________________________
                                          Name:
                                          Title:


                                     R.M.E., INC.


                                     By  _______________________________________
                                          Name:
                                          Title:

[The Robert Mondavi Corporation and R.M.E., Inc. First Supplement]

Accepted as of ___________________:
                                            FIRST COLONY LIFE INSURANCE COMPANY



                                            By__________________________________
                                              Name:
                                              Title:


[The Robert Mondavi Corporation and R.M.E., Inc.  First Supplement]

Accepted as of ___________________:
                                      METROPOLITAN LIFE INSURANCE COMPANY



                                            By__________________________________
                                              Name:
                                              Title:



[The Robert Mondavi Corporation and R.M.E., Inc.  First Supplement]

Accepted as of ___________________:
                                         GENERAL AMERICAN LIFE INSURANCE COMPANY

                                       By   Metropolitan Life Insurance Company,
                                              as investment manager


                                       By  _____________________________________
                                           Name:
                                           Title:

[The Robert Mondavi Corporation and R.M.E., Inc.  First Supplement]

Accepted as of ___________________:
                                           C.M. LIFE INSURANCE COMPANY

                                           By  David L. Babson & Company Inc.,
                                                  as Investment Sub-Adviser



                                           By __________________________________
                                              Name:
                                              Title:

[The Robert Mondavi Corporation and R.M.E., Inc.  First Supplement]

Accepted as of ___________________:
                                     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                         By    David L. Babson & Company Inc.,
                                                 as Investment Adviser



                                         By_____________________________________
                                              Name:
                                              Title:


[The Robert Mondavi Corporation and R.M.E., Inc.  First Supplement]

Accepted as of ___________________:
                                         MUTUAL OF OMAHA INSURANCE COMPANY



                                         By_____________________________________
                                            Name:
                                            Title:


[The Robert Mondavi Corporation and R.M.E., Inc.  First Supplement]

Accepted as of ___________________:
                                      JACKSON NATIONAL LIFE INSURANCE COMPANY OF
                                                NEW YORK

                                      By  PPM America, Inc.,
                                           as attorney in fact, on behalf of
                                           Jackson National Life Insurance
                                           Company of New York



                                      By _______________________________________
                                         Name:
                                         Title:

[The Robert Mondavi Corporation and R.M.E., Inc.  First Supplement]

Accepted as of ___________________:
                                      JACKSON NATIONAL LIFE INSURANCE COMPANY OF
                                                NEW YORK

                                      By  PPM America, Inc., as attorney in
                                          fact, on behalf of Jackson National
                                          Life Insurance Company of New York



                                      By _______________________________________
                                         Name:
                                         Title:



[The Robert Mondavi Corporation and R.M.E., Inc.  First Supplement]

                                   SCHEDULE A
                              (to First Supplement)


                       INFORMATION RELATING TO PURCHASERS

                                                       PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS               TRANCHE A NOTES TO BE PURCHASED

FIRST COLONY LIFE INSURANCE COMPANY                    $15,000,000
c/o GE Financial Assurance
Account:  First Colony Life Insurance Company
Two Union Square, 601 Union Street
Seattle, Washington  98101
Attention:  Investment Department, Private Placements
Telephone Number:  (206) 516-4954
Telefacsimile Number:  (206) 516-4863

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.37% Series 2001-1 Senior Notes, Tranche A due 2011, PPN 77035* AE 7" principal, premium or interest) to:

         Bankers Trust Company 14 Wall Street New York, New York 10005 SWIFT
         Code: BKTR US 33 ABA #021001033 Account Number 99-911-145 FCC #098069
         Ref: security description, coupon, maturity, PPN #, identify principal or interest

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

         GE Financial Assurance
         Account:  First Colony Life Insurance Company
         Two Union Square, 601 Union Street
         Seattle, Washington  98101
         Attention:  Investment Accounting
         Telephone Number:  (206) 516-2871
         Telefacsimile Number:  (206) 516-4740

                                   SCHEDULE A
                              (to First Supplement)

All other notices and communications (including original note agreement, conformed copy of the note agreement, amendment requests, financial statements) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  SALKELD & CO.

Taxpayer I.D. Number:  54-0596414

                                                       PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS               TRANCHE A NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY                        $5,000,000
Private Placement Unit
334 Madison Avenue
Convent Station, New Jersey  07961-0633
Attention:  Director
Fax Number:  (973) 254-3032

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.37% Series 2001-1 Senior Notes, Tranche A due 2011, PPN 77035* AE 7" principal, premium or interest) to:

         The Chase Manhattan Bank
         ABA #021000021
         Account Name:  Metropolitan Life Insurance Company
         Account Number 002-2-410591

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

         Metropolitan Life Insurance Company
         Private Placement Unit
         334 Madison Avenue
         Convent Station, New Jersey  07961-0633
         Attention: Director
         Fax Number:  973-254-3032

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-5581829

                                                     PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS              TRANCHE A NOTES TO BE PURCHASED

GENERAL AMERICAN LIFE INSURANCE COMPANY                  $10,000,000
c/o Metropolitan Life Insurance Company
Private Placement Unit
334 Madison Avenue
Convent Station, New Jersey  07961-0633
Attention:  Director
Fax Number:  (973) 254-3032

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.37% Series 2001-1 Senior Notes, Tranche A due 2011, PPN 77035* AE 7" principal, premium or interest) to:

         The Chase Manhattan Bank
         ABA #021000021
         Account Name:  General American Life Insurance Company
         DDA# 323-890946

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

         General American Life Insurance Company
         c/o Metropolitan Life Insurance Company
         Private Placement Unit
         334 Madison Avenue
         Convent Station, New Jersey  07961-0633
         Attention: Director
         Fax Number:  973-254-3032

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  43-0285930

                                                       PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS                TRANCHE A NOTES TO BE PURCHASED

C.M. LIFE INSURANCE COMPANY                                $1,200,000
c/o MASSACHUSETTS MUTUAL LIFE INSURANCE
  COMPANY
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, Massachusetts  01111
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.37% Series 2001-1 Senior Notes, Tranche A due 2011, PPN 77035* AE 7" principal premium or interest) to:

         Citibank, N.A.
         111 Wall Street
         New York, New York  10043
         ABA No. 021000089
         For Segment 43 - Universal Life Account Number 4068-6561
         Re:  Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-1041383

                                                      PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS                TRANCHE A NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE                       $1,200,000
  COMPANY
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, Massachusetts  01111
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.37% Series 2001-1 Senior Notes, Tranche A due 2011, PPN 77035* AE 7" principal, premium or interest) to:

         Chase Manhattan Bank, N.A.
         4 Chase MetroTech Center
         New York, New York  10081
         ABA No. 021000021
         For MassMutual IFM Non-Traditional Account Number 910-2509073
         Re:  Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                        PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS                TRANCHE A NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE                        $2,400,000
  COMPANY
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, Massachusetts  01111
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.37% Series 2001-1 Senior Notes, Tranche A due 2011, PPN 77035* AE 7" principal, premium or interest) to:

         Citibank, N.A.
         111 Wall Street
         New York, New York  10043
         ABA No. 021000089
         For MassMutual Spot Priced Contract Account Number 3890-4953
         Re:  Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                       PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS                TRANCHE A NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE                         $4,200,000
  COMPANY
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, Massachusetts  01111
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.37% Series 2001-1 Senior Notes, Tranche A due 2011, PPN 77035* AE 7" principal, premium or interest) to:

         Citibank, N.A.
         111 Wall Street
         New York, NY  10043
         ABA No. 021000089
         For MassMutual Long-Term Pool Account Number 4067-3488
         Re:  Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                       PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS                TRANCHE A NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE                        $1,000,000
  COMPANY
c/o David L. Babson & Company Inc.
1295 State Street
Springfield, Massachusetts  01111
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.37% Series 2001-1 Senior Notes, Tranche A due 2011, PPN 77035* AE 7" principal, premium or interest) to:

         Chase Manhattan Bank, N.A.
         4 Chase MetroTech Center
         New York, NY  10081
         ABA No. 021000021
         For MassMutual Pension Management Account Number 910-2594018
         Re:  Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 744-5104 or (413) 744-5718.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                       PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS                TRANCHE B NOTES TO BE PURCHASED

JACKSON NATIONAL LIFE INSURANCE COMPANY                     $8,000,000
5901 Executive Drive
Lansing, Michigan  48911

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.27% Series 2001-1 Senior Notes, Tranche B due 2011, PPN 77035* AF 4" principal, premium or interest) to:

         The Bank of New York
         ABA # 021-000-018
         BNF:  IOC 566
         Attn:  Income
         Ref: CUSIP #, Acct # 187243

Notices

All notices and communications with respect to payment/rate notices, to be faxed to (Operations Contact):

         PPM America Inc.
         225 West Wacker Drive, Suite 1200
         Chicago, Illinois  60606
         Attention:  Private Placements - Brian Therien
         Phone:  (312) 634-1291
         Fax:  (312) 634-0054

All notices, waivers, amendments, consents, financial information and COPIES of all original notes and credit documents should be sent to (Credit Contact):

         PPM America, Inc.
         225 West Wacker Drive, Suite 1200
         Chicago, Illinois  60606-1228
         Attention:  Private Placements - Nicole Kidder
         Phone:  (312) 634-2516
         Fax:  (312) 634-0054

         and

         Jackson National Life Insurance Company

         225 West Wacker Drive, Suite 1200
         Chicago, Illinois  60606-1228
         Attention:  Investment Accounting - Mark Stewart
         Telephone:  (312) 338-5832
         Fax:  (312) 634-5224

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1659835

                                                       PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS                TRANCHE B NOTES TO BE PURCHASED

JACKSON NATIONAL LIFE INSURANCE COMPANY                      $2,000,000
  OF NEW YORK
5901 Executive Drive
Lansing, Michigan  48911

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.27% Series 2001-1 Senior Notes, Tranche B due 2011, PPN 77035* AF 4" principal, premium or interest) to:

         Bank of New York
         IOC 363 - Custody
         ABA # 021-000-018
         A/C # 187271
         A/C Name:  JNL - JNLNY Gen. Acct.
         Ref:  [Security Description, CUSIP, Payment Type]

Notices

All notices and communications with respect to payment/rate notices, to be faxed to (Operations Contact):

         PPM America Inc.
         225 West Wacker Drive, Suite 1200
         Chicago, Illinois  60606
         Attn:  Private Placements - Ingride Stewart/Brian Therien
         Phone:  (312) 634-1291
         Fax:  (312) 634-0054

All notices, waivers, amendments, consents, financial information and COPIES of all original notes and credit documents should be sent to (Credit Contact):

         PPM America, Inc.
         225 West Wacker Drive, Suite 1200
         Chicago, Illinois  60606-1228
         Attn:  Private Placements - Nicole Kidder
         Phone:  (312) 634-2516
         Fax:  (312) 634-0054

         and

         Jackson National Life Insurance Company
         225 West Wacker Drive, Suite 1200
         Chicago, Illinois  60606-1228
         Attn:  Investment Accounting - Mark Stewart
         Phone:  (312) 338-5832
         Fax:  (312) 236-5224

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-3873709

                                                        PRINCIPAL AMOUNT OF
NAMES AND ADDRESSES OF PURCHASERS                TRANCHE A NOTES TO BE PURCHASED

MUTUAL OF OMAHA INSURANCE COMPANY                           $5,000,000
Mutual of Omaha Plaza
Omaha, Nebraska  68175-1011
Attention:  4-Investment Loan Administration

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Robert Mondavi Corporation and R.M.E. Inc., 7.37% Series 2001-1 Senior Notes, Tranche A due 2011, PPN 77035* AE 7" principal, premium or interest) to:

         Chase Manhattan Bank
         ABA #021-000-021
         Private Income Processing

         for credit to:  Mutual of Omaha Insurance Company
         Account Number 900-9000200
         a/c G07096
         PPN:  77035* AE 7
         Interest Amount:  ____________________________________________
         Principal Amount:  ___________________________________________

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

         The Chase Manhattan Bank
         4 New York Plaza-13th Floor
         New York, New York  10004
         Attention: Investment Processing-J. Pipperato a/c: G07096

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  47-0246511

                          SUPPLEMENTAL REPRESENTATIONS

         The Obligors, jointly and severally, represent and warrant to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof with respect to the Series 2001-1 Notes with the same force and effect as if each reference to "Series 2000-1 Notes" set forth therein was modified to refer to the "Series 2001-1 Notes" and each reference to "this Agreement" therein was modified to refer to the Note Purchase Agreement as supplemented by the First Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

         Section 5.3. Disclosure. The Note Purchase Agreement, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Obligors in connection with the transactions contemplated by the Note Purchase Agreement and the First Supplement and the financial statements listed in Schedule 5.5 to the First Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since June 30, 2000, there has been no change in the financial condition, operations, business, properties or prospects of either Obligor or any of their Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to either of the Obligors that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Obligors specifically for use in connection with the transactions contemplated hereby.

         Section 5.4. Organization and Ownership of Shares of Restricted Subsidiaries. (a) Schedule 5.4 to the First Supplement contains (except as noted therein) complete and correct lists (i) of the Restricted and Unrestricted Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Obligors and each other Subsidiary, and all other Investments of the Obligors and the Restricted Subsidiaries, (ii) of the Obligors' Affiliates, other than Subsidiaries, and (iii) of the Obligors' directors and senior officers.

         Section 5.5. Financial Statements. The Obligors have delivered to each Purchaser copies of the financial statements of RMC and its Subsidiaries listed on Schedule 5.5 to the First Supplement. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of RMC and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

        Section 5.13. Private Offering by the Obligors. Neither the Obligors nor anyone acting on their behalf has offered the Series 2001-1 Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or


                                    EXHIBIT A
                              (to First Supplement)
otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 8 other Institutional Investors, each of which has been offered the Series 2001-1 Notes at a private sale for investment, and except that the Series 2000-1 Notes were offered and sold by the Obligors and persons acting on their behalf under circumstances which, if such offering and sale were integrated with the offering and sale of the Series 2001-1 Notes, would not require the registration of the Series 2000-1 Notes or the Series 2001-1 Notes under the Securities Act. Neither the Obligors nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.


        Section 5.14. Use of Proceeds; Margin Regulations. The Obligors will apply the proceeds of the sale of the Series 2001-1 Notes to as set forth in
Schedule 5.14 to the First Supplement. No part of the proceeds from the sale of the Series 2001-1 Notes pursuant to the First Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Obligors in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

        Section 5.15. Existing Indebtedness; Future Liens. (a) Schedule 5.15 to the First Supplement sets forth a complete and correct list of all outstanding Indebtedness and Specified Transactions of the Obligors and the Subsidiaries as of December 31, 2000, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Obligors or the Subsidiaries. Neither the Obligors nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Obligors or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Obligors or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                                  SCHEDULE 5.4

         SUBSIDIARIES OF THE OBLIGORS AND OWNERSHIP OF SUBSIDIARY STOCK

         1.       RESTRICTED SUBSIDIARIES:

                                 JURISDICTION OF
            NAME                  INCORPORATION           PERCENT OF VOTING
       OF SUBSIDIARY                                         STOCK OWNER                       OWNERSHIP

Robert Mondavi Affiliates          California                   100%              The Robert Mondavi Corporation
   dba Vichon Winery

R.M.E., Inc.                       California                   100%              The Robert Mondavi Corporation

Robert Mondavi Foreign              Barbados                    100%              The Robert Mondavi Corporation
   Sales Corp.

Vintage Chips Co.                  California                   100%              The Robert Mondavi Corporation

Robert Mondavi Imports, Inc.       California                   100%              The Robert Mondavi Corporation

Vichon S.A.R.L.                      France                     100%              The Robert Mondavi Corporation

Robert Mondavi GmbH.                 Germany                    100%              The Robert Mondavi Corporation

Arrowood Vineyard & Winery         California                   100%              The Robert Mondavi Corporation

Byron Vineyard & Winery,           California                   100%              R.M.E., Inc.
   Inc.

Robert Mondavi Winery              California                   100%              R.M.E., Inc.

Robert Mondavi Properties,         California                   100%              R.M.E., Inc.
   Inc.

Robert Mondavi Export Sales        California                   100%              Robert Mondavi Winery
   Company


                                  SCHEDULE 5.4
                          (to Note Purchase Agreement)


                                 JURISDICTION OF
            NAME                  INCORPORATION           PERCENT OF VOTING
       OF SUBSIDIARY                                         STOCK OWNER                       OWNERSHIP



Robert Mondavi Investments         California                   100%              Robert Mondavi Properties, Inc.

Inversiones RMC Limitada              Chile                     100%              The Robert Mondavi Corporation
                                                                                    (99%)

                                                                                  R.M.E., Inc. (1%)


                                     5.4-2

                                  SCHEDULE 5.5


                              Financial Statements


I. The Robert Mondavi Corporation SEC Form 10-Q for the fiscal quarter ended September 30, 2000.

II. The Robert Mondavi Corporation SEC Form 10-K for the fiscal year ended June 30, 2000.


                                  SCHEDULE 5.5
                          (to Note Purchase Agreement)

                                  SCHEDULE 5.14


                                 Use of Proceeds



         On the date of the Closing, RMC shall transfer to RME $55,000,000 aggregate principal amount of the liabilities outstanding under those certain revolving lines of credit with Bank of America and Rabobank Nederland under and pursuant to which the RMC and RME are jointly and severally obligated. Upon receipt by RMC of the $55,000,000 proceeds from the sale of the Notes, RMC will transfer 100% of the proceeds to RME and RME will thereupon use $27,500,000 of the proceeds to pay down the Bank of America line of credit and $27,500,000 of the proceeds to pay down the Rabobank line of credit.





                                  SCHEDULE 5.14
                          (to Note Purchase Agreement)



                                  SCHEDULE 5.15


                              EXISTING INDEBTEDNESS

BORROWED MONEY

                                   LENDER                                             BALANCE

     Bank of America Revolving Line of Credit                                        $72,500,000
     Rabobank Nederland Revolving Line of Credit                                      64,000,000
     Metropolitan Life Insurance Company                                              31,178,000
     Franklin Life Insurance Company                                                   7,794,500
     John Hancock--Central Coast                                                        3,650,702
     John Hancock--Carneros #1                                                          6,326,134
     John Hancock--Carneros #2                                                          3,492,487
     Mass Mutual Life Insurance Co.--IFM                                                7,973,279
     Mass Mutual Life Insurance Co.--Pension MG                                         4,293,304
     Variable Annuity Life Insurance Company                                           6,133,292
     American General Life Insurance Company                                           6,133,292
     Lauderdale                                                                          211,142
     American United Life                                                              4,000,000
     United of Omaha Life                                                              5,000,000
     Guardian Life                                                                    10,000,000
     Mass Mutual Life                                                                 10,500,000
     Mass Mutual Life                                                                  4,500,000
     National Life                                                                    10,000,000
     Life Insurance Co of the Southwest                                                5,000,000
     Northwestern Mutual Life                                                         20,000,000
     Jackson National Life                                                            25,000,000
     State Life Insurance Company                                                      1,000,000
     Pacific Life                                                                     30,000,000
     Mony Life                                                                        20,000,000

GUARANTEES

     By Robert Mondavi Corporation for and in favor of Supergrape,                   $15,102,000
        L.L.C.


                                  SCHEDULE 5.15
                          (to Note Purchase Agreement)

         RMC and its Restricted Subsidiaries outstanding as of the date of Closing are as follows:

              LESSOR                         LESSEE                    MATURITY               BALANCE

     B of A Leasing                           RMC                      4/15/2003             $1,304,703
     B of A Leasing                           RMC                      5/1/2003                 432,267
     B of A Leasing                           RMC                      6/15/2002                146,331
     Sonapa Vineyard               Robert Mondavi Properties          12/31/2010              1,800,000



         SPECIFIED TRANSACTIONS of RMC and its Restricted Subsidiaries as of the date of Closing are as follows:

                       PARTICIPANT                           COMMITMENT              TOTAL OUTSTANDING
     VINEYARDS
          Harris Trust & Savings Bank                         $30,000,000
          Bank of America, N.A.                                35,000,000
          Credit Agricole Indosuez                             20,000,000
          Co-operative Centrale Raeffersen -
             Boerenleen Bank, B.A.                             20,000,000
          Pacific Coast Farm Credit Services                   10,000,000
                                                               ----------
             TOTAL                                           $115,000,000               $50,351,111.46
                                                              ===========                =============

     DISTRIBUTION CENTER
          Harris Trust & Savings Bank                         $10,200,000
          Bank of America, N.A.                                 6,800,000
                                                              -----------
             TOTAL                                            $17,000,000                 5,169,129.76
                                                               ==========                 ============

     PRODUCTION EQUIPMENT
          Bank of America                                     $16,000,000                 4,891,800.00
                                                               ----------                 ------------
             TOTAL                                           $148,000,000               $60,412,041.22
                                                             -===========                =============


                                     5.15-2

                                   EXHIBIT 1-A
                              (to First Supplement)


                     [FORM OF TRANCHE A SERIES 2001-1 NOTE]


                         THE ROBERT MONDAVI CORPORATION

                                       AND

                                  R.M.E., INC.


        7.37% SERIES 2001-1 SENIOR NOTE, TRANCHE A, DUE JANUARY 30, 2011

No. [_________]                                                           [Date]
$[____________]                                                   PPN 77035* AE7

         FOR VALUE RECEIVED, the undersigned, THE ROBERT MONDAVI CORPORATION, a California corporation ("RMC"), and R.M.E., INC., a California corporation ("RME," RMC and RME are each being hereinafter sometimes individually referred to as an "Obligor" and collectively as the "Obligors"), hereby, jointly and severally, promise to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on January 30, 2011, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.37% per annum from the date hereof, payable semiannually, on the 30th day of January and July in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the First Supplement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.37% or (ii) 1% over the rate of interest publicly announced by Bank of America National Trust & Savings Association of America from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the offices of RMC, in Oakville, California, or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the 7.37% Series 2001-1 Senior Notes, Tranche A, due January 30, 2011, which, together with the 7.27% Series 2001-1 Senior Notes, Tranche B, due January 30, 2011 (collectively, the "Notes"), were issued pursuant to a First Supplement, dated as of January 30, 2001 (the "First Supplement"), to the Note Purchase Agreement, dated as of March 28, 2000 (as from time to time amended, supplemented or modified, including by the First Supplement, the "Note Purchase Agreement"), between the Obligors, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note

                                  EXHIBIT 1-A
                             (to First Supplement)

Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

         This Note is registered with the Obligors and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of an identical series and tranche for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

         This Note is not subject to regularly scheduled prepayments of principal prior to maturity. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                          THE ROBERT MONDAVI CORPORATION


                                          By  __________________________________
                                               Name:
                                               Title:


                                          R.M.E., INC.


                                          By  __________________________________
                                               Name:
                                               Title:

                     [FORM OF TRANCHE B SERIES 2001-1 NOTE]


                         THE ROBERT MONDAVI CORPORATION

                                       AND

                                  R.M.E., INC.


        7.27% SERIES 2001-1 SENIOR NOTE, TRANCHE B, DUE JANUARY 30, 2011

No. [_________]                                                           [Date]
$[____________]                                                   PPN 77035* AF4

         FOR VALUE RECEIVED, the undersigned, THE ROBERT MONDAVI CORPORATION, a California corporation ("RMC"), and R.M.E., INC., a California corporation ("RME," RMC and RME are each being hereinafter sometimes individually referred to as an "Obligor" and collectively as the "Obligors"), hereby, jointly and severally, promise to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on January 30, 2011, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.27% per annum from the date hereof, payable semiannually, on the 30th day of January and July in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the First Supplement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.27% or (ii) 1% over the rate of interest publicly announced by Bank of America National Trust & Savings Association of America from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the offices of RMC, in Oakville, California, or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the 7.27% Series 2001-1 Senior Notes, Tranche B, due January 30, 2011, which, together with the 7.37% Series 2001-1 Senior Notes, Tranche A, due January 30, 2011 (collectively, the "Notes"), were issued pursuant to a First Supplement, dated as of January 30, 2001 (the "First Supplement"), to the Note Purchase Agreement, dated as of March 28, 2000 (as from time to time amended, supplemented or modified, including by the First Supplement, the "Note Purchase Agreement"), between the Obligors, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note

                                  EXHIBIT 1-B
                             (to First Supplement)

Purchase
Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

         This Note is registered with the Obligors and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of an identical series and tranche for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

         This Note is not subject to regularly scheduled prepayments of principal prior to maturity. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                          THE ROBERT MONDAVI CORPORATION


                                          By  __________________________________
                                               Name:
                                               Title:


                                          R.M.E., INC.


                                          By  __________________________________
                                               Name:
                                               Title: